Exhibit 10



                               CONSENT OF COUNSEL


                                    GE FUNDS


     We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 23 (Securities Act File No.
33-51308) and Amendment No. 25 (Investment Company Act File No. 811-7142) (collectively, the "Amendment") to the Registration Statement on Form N-1A, of GE Funds (the "Trust") under the caption "Counsel" and to the Trust's filing a copy of this Consent as an exhibit to the Amendment.



                                        /s/ Willkie Farr & Gallagher
                                        ------------------------------
                                        Willkie Farr & Gallagher


January 21, 1998
New York, New York